SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - January 24, 2005

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
           _____________________________________________

           On January 24, 2005, Union National Financial Corporation issued a press release reporting record earnings for 2004, reporting fourth quarter earnings and announcing its first quarter cash dividend. The aforementioned is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (b)  Exhibits.

           Exhibit No.   Description
           ___________   ___________
           99.1          Earnings Release dated January 24, 2005.

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: January 24, 2005      /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer

                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original

99.1          Press Release             5

                          EXHIBIT 99.1

                          Press Release

                        PRESS RELEASE

  Union National Financial Corporation Reports Record Earnings
  ____________________________________________________________
  for 2004, Reports Fourth Quarter Earnings and Announces First
  _____________________________________________________________
                    Quarter Cash Dividend
                    _____________________

Mount Joy, Pennsylvania, January 24, 2005. Union National Financial Corporation, the parent bank holding company of Union National Community Bank, reported record earnings of $3,223,000 for 2004, as compared to $3,216,000 for 2003. Basic earnings per share reached a record level of $1.34 and diluted earnings per share amounted to $1.31, as compared to basic earnings per share of $1.29 and diluted earnings per share of $1.27 for 2003. Net income for the fourth quarter of 2004 amounted to $852,000, as compared to $745,000 for the fourth quarter of 2003. Basic earnings per share for the fourth quarter of 2004 were 36 cents and diluted earnings per share were 35 cents, as compared to basic and diluted earnings per share of 30 cents for the same period of 2003.

Union National's earnings for the fourth quarter and the year ended December 31, 2004, as compared to the same periods of 2003, were impacted by the following items:
     * A strong increase in net interest income which was primarily a result of growth in earning assets and specifically strong continued growth in commercial loans.
     * The provision for loan losses declined slightly for the fourth quarter of 2004 in comparison to the same period of 2003, but increased by $130,000 in comparing 2004 to 2003. The increase in the provision for loan losses for 2004 can be primarily attributed to loan growth experienced during the year.
     * Other operating income increased by 14.3% in comparing the fourth quarter of 2004 to the same period of 2003 and increased by 4.9% for 2004 as compared to 2003. Contributing to the overall increase was an increase in fees on deposit accounts and increased earnings from bank-owned life insurance, which was offset by a decrease in income from mortgage banking activities.
     * Investment securities gains declined in comparing 2004 results to the same periods of 2003.
     * Other operating expenses increased during 2004 as compared to 2003 primarily as a result of costs related to key strategic initiatives which included the opening of a new retail office location in November 2003 and key additions to our sales team.

The Board of Directors of Union National Financial Corporation approved the payment of its first regular quarterly cash dividend for 2005. The cash dividend of 16 cents per share is payable on February 20, 2005, to stockholders of record on February 7, 2005.

FINANCIAL HIGHLIGHTS      Three Months Ended
____________________      __________________

              December 31, 2004  December 31, 2003 Percent Change
              _________________  _________________ ______________
Net Interest Income $ 3,402,000        $ 2,923,000          16.4%
Provision for
  Loan Losses           153,000            159,000          -3.8%
Other Operating
  Income              1,033,000            904,000          14.3%
Investment
   Securities Gains      20,000            160,000         -87.5%
Other Operating
   Expenses           3,256,000          2,966,000           9.8%


Net Income              852,000            745,000          14.4%
Per Share Information:
______________________
Earnings Per Share -
   Basic                  $0.36              $0.30          20.0%
Earnings Per Share -
   Assuming Dilution       0.35               0.30          16.7%
Dividends Per Share        0.16               0.16           0.0%
Performance Ratios:
___________________
Net Interest Margin %
   (Taxable-Equivalent)   3.95%              4.00%          -1.3%
Return on Average
   Stockholders' Equity  13.01%             10.98%          18.5%
Return on Average
  Realized Stockholders'
  Equity (1)             13.32%             11.42%          16.6%

                         Years Ended
                         ___________
              December 31, 2004  December 31, 2003 Percent Change
              _________________  _________________ ______________
Net Interest Income $13,017,000        $11,331,000          14.9%
Provision for
   Loan Losses          404,000            274,000          47.4%
Other Operating
   Income             3,901,000          3,720,000           4.9%
Investment
   Securities Gains     194,000            446,000         -56.5%
Other Operating
   Expenses          12,809,000         11,326,000          13.1%
Net Income            3,223,000          3,216,000           0.2%
Per Share Information:
______________________
Earnings Per Share -
   Basic                  $1.34              $1.29           3.9%
Earnings Per Share -
   Assuming Dilution       1.31               1.27           3.1%
Dividends Per Share        0.64               0.63           1.6%
Performance Ratios:
___________________
Net Interest Margin %
   (Taxable-Equivalent)   3.99%              3.97%           0.5%
Return on Average
   Stockholders' Equity  12.28%             11.89%           3.3%
Return on Average
   Realized Stockholders'
   Equity (1)            12.62%             12.38%           1.9%

(1) Excludes the impact of accumulated other comprehensive income on total stockholders' equity.



                          Balance Sheet as of
                          ___________________

              December 31, 2004  December 31, 2003 Percent Change
              _________________  _________________ ______________
Total Loans        $263,001,000       $225,381,000          16.7%
Allowance for
   Loan Losses       (2,288,000)        (1,985,000)         15.3%
Total Assets        399,290,000        351,892,000          13.5%
Total Deposits      265,970,000        321,074,000          15.1%
Total Stockholders'
   Equity            26,853,000         27,124,000          -1.0%
Per Share Information:
______________________
Book Value Per Share     $11.18             $11.03           1.4%
Balance Sheet Ratios:
_____________________
Total Stockholders'
   Equity as a % of
   Assets                 6.73%              7.71%         -12.8%
Nonperforming Loans
   as a % of Total Loans  0.74%              0.60%          23.3%



Union National Community Bank, a wholly-owned subsidiary of Union
National Financial Corporation, has
been serving its communities for over 150 years. The bank operates seven retail offices in Lancaster County.

For Further Information, Please Contact:
Mark D. Gainer, President/CEO
Union National Financial Corporation
101 East Main Street
P.O. Box 567
Mount Joy, PA 17552-0567
(717) 653-1441

This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the company's financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

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